Parker Hannifin Corporation Fiscal 2023 First Quarter Earnings Presentation November 3, 2022 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from past performance or current expectations. Among other factors which may affect future performance are: the impact of the global outbreak of COVID-19 and governmental and other actions taken in response; changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of Meggitt PLC; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and changes; compliance costs associated with environmental laws and regulations; potential supply chain and labor disruptions, including as a result of labor shortages; threats associated with international conflicts and efforts to combat terrorism and cyber security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; local and global political and competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates (including fluctuations associated with any potential credit rating decline) and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in consumer habits and preferences; government actions, including the impact of changes in the tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information including organic sales for Parker and by segment, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, Gross Debt to Adjusted EBITDA, Net Debt to Adjusted EBITDA and free cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before business realignment, Integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Although organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, adjusted EBITDA, EBITDA margin and free cash flow are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period. Comparable descriptions of record adjusted results in this presentation refer only to the period from the first quarter of FY2011 to the periods presented in this presentation. This period coincides with recast historical financial results provided in association with our FY2014 change in segment reporting. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Effective July 1, 2022, the company began classifying certain expenses, previously classified as cost of sales, as selling, general and administrative expenses (“SG&A”) or within other (income) expense, net. During the integration of recently acquired businesses, the company has seen diversity in practice of the classifications of certain expenses, and the reclassification was made to better align the presentation of expenses on the Consolidated Statement of Income with management’s internal reporting. The expenses reclassified from cost of sales to SG&A relate to certain administrative activities conducted in production facilities and research and development. Foreign currency transaction expense was also reclassified from cost of sales to other (income) expense, net on the Consolidated Statement of Income. These reclassifications had no impact on net income, earnings per share, cash flows, segment reporting or the financial position of the Company and were retrospectively applied to all periods presented in the financial tables of this presentation. Please visit www.PHstock.com for more information 2

FY23 Q1: Impressive Performance & Meggitt Close  Safety is our top priority, leveraging high-performance teams, lean and kaizen • 17% reduction in incidents vs. prior year  Sales were $4.2B, an increase of 12% vs. prior year; organic growth 14% vs. prior year  Segment operating margin was 19.8% as reported, or 22.7% adjusted1; +70 bps vs. prior year  Completed Meggitt acquisition; Integration well underway 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations The Win Strategy & Portfolio Changes Deliver Record Performance 3

4 Parker Welcomes Meggitt: Day 1 Events Akron, OhioAnsty Park, UK Miami, Florida Milwaukie, Oregon Saltillo, Mexico Fribourg, Switzerland Queretaro, Mexico Shanghai, China Archamps, France San Diego, California Rockmart, Georgia Tucson, Arizona Xiamen, China McMinnville, Oregon

$60 $150 $250 $300 $70 $150 $200 $240 FY23E FY24E FY25E FY26E Clear Path to Expand Meggitt EBITDA Margins Note: Pre-tax synergy estimate. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Synergies Cumulative Cost to Achieve 5 Synergies and Operational Excellence30% Adj. EBITDA Margin ~ 20% Adj. EBITDA Margin ~ 16.5% of Sales Safety, Lean, Kaizen, HPT’s, Simplification SG&A Footprint Optimization Supply Chain

Longer Cycle Shorter Cycle Industrial Aftermarket Longer Cycle Shorter Cycle Industrial Aftermarket FY15 FY23E Expanding Longer Cycle and Secular Trend Exposure Revenue Mix Reflects Transforming Portfolio Longer Cycle + Secular Trends FY27 Illustration Longer Cycle + Secular Trends Shorter Cycle Industrial Aftermarket 6

$6.99 $8.86 $11.57 $13.10 $12.44 $15.04 $18.72 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23G Adjusted EPS1 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. $5.89 $7.25 $7.83 $11.57 $9.26 $13.35 $10.09 $13.20As Reported EPS Our People, Portfolio & Strategy Transform Performance 14.7% 16.7% 17.5% 18.3% 19.3% 21.3% 22.6% FY16 FY17 FY18 FY19 FY20 FY21 FY22 Adjusted EBITDA1 Increased 790 bps 2.7x EPS growth > $0.81B $0.98B $1.06B $1.53B $1.20B $1.75B $1.32BAs Reported Net Income 7 $18.95 Midpoint Midpoint

Financial Summary FY23 Q1 vs. FY22 Q1 1. Sales figures As Reported. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Note: FY22 Q1 As Reported: Segment Operating Margin of 19.7%, EBITDA Margin of 20.6%, Net Income of $451M, EPS of $3.45. $ Millions, except per share amounts Q1 FY23 Q1 FY23 Q1 FY22 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $4,233 $4,233 $3,763 +12.5% Segment Operating Margin 19.8% 22.7% 22.0% +70 bps EBITDA Margin 18.3% 23.3% 22.1% +120 bps Net Income $388 $616 $557 +11% EPS $2.98 $4.74 $4.26 +11% 9

Adjusted Earnings per Share Bridge FY22 Q1 to FY23 Q1 1. FY22 Q1 As Reported EPS of $3.45. FY23 Q1 As Reported EPS of $2.98. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 10

FY23 Q1 Segment Performance

	Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial North America	$2,132M **+17.9% Organic**	21.2%	23.4% **+210 bps YoY**	+3%	• Volume leverage on robust growth • Resilient supply chain management
Diversified Industrial International	$1,355M **+12.2% Organic**	21.7%	23.1% **+30 bps YoY**	+6%	• Organic growth in all regions • Sales recovery from Q4 COVID related shutdowns
Aerospace Systems	$746M **+7.4% Organic**	12.4%	19.9% **-220 bps YoY**	+5%	• Order rate +29% excluding multi-year military orders in the prior period • Margins impacted by AWB divestiture, Meggitt acquisition and program timing
Parker	$4,233M **+14.2% Organic**	19.8%	22.7% **+70 bps YoY**	+5%	• Record sales & segment operating margin • **36% incremental margin excluding acquisitions & divestitures[1]**

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.
2. Order Rates exclude acquisitions, divestitures, & currency. Industrial is a 3 month YoY comparison of total dollars. Aerospace is a rolling 12 month YoY comparison.

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FY23 Q1 YTD Cash Flow Performance  Cash Flow from Operations of 10.8%  Free Cash Flow of 8.8%1 • Capex of 2.0% of sales  Transaction expenses: • A use of cash of ~4.5% of sales  Free Cash Flow Conversion of 96%1 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. $ Millions % to Sales 10.8% 8.8% 11.3% 10.0% 12

Capital Deployment & Leverage Highlights  Quarterly dividend of $1.33 declared on October 26th • 66 consecutive years of increased dividends paid  Leverage at FY23 Q1: • 3.8x Gross Debt / Adjusted EBITDA1 • 3.6x Net Debt / Adjusted EBITDA1 • Expect leverage to improve as EBITDA from Meggitt is added going forward • Since August 2021 announcement: $2B of cash applied to the Meggitt transaction  Current debt ratings maintained: Baa1 / BBB+; A2 / P2 13 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

FY23 Adjusted Guidance Increased EPS Midpoint: $13.20 As Reported, $18.95 Adjusted Sales Growth vs. Prior Year Reported Organic Diversified Industrial North America 9% - 12% 6% - 9% Diversified Industrial International (9)% - (6)% 2% - 5% Aerospace Systems 61% - 64% 5% - 8% Parker 11% - 14% 4.5% - 7.5% Segment Operating Margins As Reported Adjusted1 Diversified Industrial North America 19.7% - 20.1% 22.0% - 22.4% Diversified Industrial International 19.9% - 20.3% 21.8% - 22.2% Aerospace Systems 8.8% - 9.2% 21.0% - 21.4% Parker 17.3% - 17.7% 21.7% - 22.1% Additional Items As Reported Adjusted1 Corporate G&A $210M $207M Interest Expense $510M Other Expense $156M ($23M) Reported Tax Rate ~23% Diluted Shares Outstanding ~130M Earnings Per Share As Reported Adjusted1 Range $12.85 - $13.55 $18.60 - $19.30 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 14 Placeholder for adjustments summary Meggitt Impact to Segment Margins Full Year Guidance includes impact of Meggitt acquisition and AWB divestiture Detail of Pre-Tax Adjustments to: Segment Margins Below Segment Acquired Intangible Asset Amortization ~$520M — Business Realignment Charges ~$32M ~$3M Integration Costs to Achieve ~$70M — Gain on Sale of AWB Divestiture — ($373M) Meggitt Acquisition Related Expenses ~$170M $160M Meggitt Deal Contingent Forward Contracts — $390M

FY23 Adjusted EPS Guidance Bridge Reconciliation of Q1 Beat and Guidance Increase 1. FY23 As Reported midpoint guidance EPS of $13.20. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. AWB = Aircraft Wheel & Brake business divested September 2022. 15

Jennifer A. Parmentier Chief Executive Officer ▪ Currently Chief Operating Officer, will succeed Tom Williams as CEO on January 1, 2023 ▪ Responsibility for all of Parker’s operating groups as COO since 2021 ▪ Joined Parker in 2008, with extensive strategic and financial experience across Parker’s operating groups and regions ▪ Previously President of Parker’s Engineered Materials and Motion Systems Groups 17

Office of the Chief Executive Effective January 1, 2023 Strong Continuity & Seasoned Leadership Team Lee Banks Vice Chairman & President Todd Leombruno Executive Vice President & Chief Financial Officer Andy Ross Chief Operating Officer 18 Jenny Parmentier Chief Executive Officer

Focus on Continuity & Priorities Ahead  Meggitt integration & delivering a record FY23  Continue performance acceleration from The Win Strategy™ 3.0  Bright future ahead driven by our business system The Win Strategy, a transformed portfolio, and secular growth trends  Confident in achieving FY27 Targets Building on Parker’s Transformation and Promising Future 19

Upcoming Event Calendar 2Q FY23 Earnings February 2, 2023 3Q FY23 Earnings May 4, 2023 4Q FY23 Earnings August 3, 2023

Appendix  Reconciliation of Organic Growth  Adjusted Amounts Reconciliation  Reconciliation of EPS  Reconciliation of Total Segment Operating Margin to Adjusted Total Segment Operating Margin  Reconciliation of EBITDA to Adjusted EBITDA  Reconciliation of Gross and Net Debt to Adjusted EBITDA  Reconciliation of Free Cash Flow Conversion  Supplemental Sales Information – Global Technology Platforms  Reconciliation of Forecasted EPS 21

Reconciliation of Organic Growth (Dollars in thousands) (Unaudited) Quarter-to-Date As Reported Currency Divestitures Acquisitions Organic As Reported Net Sales September 30, 2022 September 30, 2022 September 30, 2021 Diversified Industrial: North America $ 2,131,760 $ 4,064 $ — $ (20,952) $ 2,114,872 $ 1,793,715 International 1,355,013 195,777 — (6,334) 1,544,456 1,376,436 Total Diversified Industrial 3,486,773 199,841 — (27,286) 3,659,328 3,170,151 Aerospace Systems 746,002 3,087 3,032 (115,347) 636,774 592,658 Total Parker Hannifin $ 4,232,775 $ 202,928 $ 3,032 $ (142,633) $ 4,296,102 $ 3,762,809 As reported Currency Divestitures Acquisitions Organic Diversified Industrial: North America 18.8% (0.3)% — % 1.2% 17.9 % International (1.6)% (14.3)% — % 0.5% 12.2 % Total Diversified Industrial 10.0% (6.3)% — % 0.9% 15.4 % Aerospace Systems 25.9% (0.5)% (0.5)% 19.5% 7.4 % Total Parker Hannifin 12.5% (5.4)% (0.1)% 3.8% 14.2% 22

Adjusted Amounts Reconciliation Consolidated Statement of Income 23

Adjusted Amounts Reconciliation Consolidated Statement of Income 24 1Amounts have been reclassified to reflect the income statement reclassification 1 1 1

Adjusted Amounts Reconciliation
Business Segment Information

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2023										
	As Reported September 30, 2022	**% of Sales**	**Acquired Intangible Asset Amortization**	**Business Realignment Charges**	**Integration Costs to Achieve**	**Acquisition Related Expenses**	**Loss on Deal-Contingent Forward Contracts**	**Gain on Aircraft Wheel & Brake Divestiture**	**Amortization of Inventory Step-up to FV**	**Adjusted September 30, 2022**	**% of Sales[2]**
Diversified Industrial											
North America[1]	$ 452,986	21.2 %	$ 46,274	$ 133	$ 47	$ —	$ —	$ —	$ —	**$ 499,440**	**23.4 %**
International[1]	293,940	21.7 %	16,805	1,879	139	—	—	—	—	**312,763**	**23.1 %**
Aerospace Systems[1]	92,151	12.4 %	23,935	1,849	11,805	—	—	—	18,358	**148,098**	**19.9 %**
Total segment operating income	839,077	19.8 %	(87,014)	(3,861)	(11,991)	—	—	—	(18,358)	**960,301**	**22.7 %**
Corporate administration	51,660	1.2 %	—	—	—	—	—	—	—	**51,660**	**1.2 %**
Income before interest and other	787,417	18.6 %	(87,014)	(3,861)	(11,991)	—	—	—	(18,358)	**908,641**	**21.5 %**
Interest expense	117,794	2.8 %	—	—	—	—	—	—	—	**117,794**	**2.8 %**
Other (income) expense	166,278	3.9 %	—	—	—	160,258	389,992	(372,930)	—	**(11,042)**	**(0.3)%**
Income before income taxes	$ 503,345	11.9 %	$ (87,014)	$ (3,861)	$ (11,991)	$ (160,258)	$ (389,992)	$ 372,930	$ (18,358)	**$ 801,889**	**18.9 %**

[1]Segment operating income as a percent of sales is calculated on as reported segment sales.
[2]Adjusted amounts as a percent of sales are calculated on as reported segment sales.

Parker

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Adjusted Amounts Reconciliation Business Segment Information 26 (Dollars in thousands) (Unaudited) Quarter-to-Date FY 2022 Acquired Business Lord Acquisition As Reported Intangible Asset Realignment Costs to Related Adjusted September 30, 2021 % of Sales Amortization Charges Achieve Expenses September 30, 2021 % of Sales2 Diversified Industrial: North America1 $ 333,702 18.6% $ 47,263 $ 953 $ 331 $ - $ 382,249 21.3% International1 291,176 21.2% 19,742 2,064 871 - 313,853 22.8% Total Diversified Industrial1 624,878 19.7% 67,005 3,017 1,202 - 696,102 22.0% Aerospace Systems1 118,251 20.0% 12,766 (3) - - 131,014 22.1% Total segment operating income 743,129 19.7% (79,771) (3,014) (1,202) - 827,116 22.0% Corporate administration 49,072 1.3% - - - - 49,072 1.3% Income before interest and other 694,057 18.4% (79,771) (3,014) (1,202) - 778,044 20.7% Interest expense 59,350 1.6% - - - - 59,350 1.6% Other (income) expense 62,962 1.7% - - - 52,199 10,763 0.3% Income before income taxes $ 571,745 15.2% $ (79,771) $ (3,014) $ (1,202) $ (52,199) $ 707,931 18.8% 1Segment operating income as a percent of sales is calculated on segment sales. 2Adjusted amounts as a percent of sales are calculated on as reported sales.

Reconciliation of Earnings per Diluted Share to Adjusted Earnings per Diluted Share 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *FY19 and FY20 have been adjusted to reflect the change in inventory accounting method 27

*Totals may not foot due to rounding Reconciliation of Forecasted Adjusted EBITDA 28 (Unaudited) (Dollars in millions) ~9 Months FY231 Acquisition of Meggitt Forecasted Net Sales 1,800$ Forecasted net income (305)$ Income taxes (91) Depreciation 70 Amortization 218 Interest Expense 237 Forecasted EBITDA 129 Estimated Adjustments: Amortization of inventory step-up to fair value 170 Integration costs to achieve 70 Forecasted Adjusted EBITDA 369$ Forecasted Adjusted EBITDA margin ~20% 1: Meggitt forecast September 12, 2022 to June 30, 2023.

Reconciliation of EBITDA to Adjusted EBITDA (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2022 2021 Net sales $ 4,232,775 $ 3,762,809 Net income $ 388,037 $ 451,463 Income taxes 115,308 120,282 Depreciation 66,967 65,751 Amortization 87,014 79,771 Interest expense 117,794 59,350 EBITDA 775,120 776,617 Adjustments: Business realignment charges 3,861 3,014 Integration costs to achieve 11,991 1,202 Acquisition-related expenses 160,258 52,199 Loss on deal-contingent forward contracts 389,992 — Gain on sale of Aircraft Wheel and Brake divestiture (372,930) — Amortization of inventory step-up to fair value 18,358 — Adjusted EBITDA $ 986,650 $ 833,032 EBITDA margin 18.3% 20.6 % Adjusted EBITDA margin 23.3% 22.1% 29

1Amounts have been adjusted to reflect the change in inventory accounting method. *Totals may not foot due to rounding Reconciliation of EBITDA to Adjusted EBITDA 30

Reconciliation of Gross and Net Debt / Adjusted EBITDA (Unaudited) (Dollars in thousands) September 30, 2022 Notes payable and long-term debt payable within one year 1,725,077$ Long-term debt 12,238,900 Add: Deferred debt issuance costs 87,934 Total gross debt 14,051,911$ Cash and cash equivalents 502,307$ Marketable securities and other investments 19,504 Total cash 521,811$ Net debt (Gross debt less total cash) 13,530,100$ TTM Net Sales 16,331,574$ Net income 1,252,760$ Income tax 293,066 Depreciation 258,530 Amortization 321,693 Interest Expense 313,696 TTM EBITDA 2,439,745$ Adjustments: Business realignment charges 15,604 Costs to achieve 15,555 Acquisition-related costs 203,786 Loss on deal-contingent forward contracts 1,405,418 Gain on Aircraft Wheel & Brake divestiture (372,930) Amortization of inventory step-up to FV 18,358 Russia liquidation 20,057 TTM Adjusted EBITDA 3,745,593$ Gross Debt/TTM Adjusted EBITDA 3.8 Net Debt/TTM Adjusted EBITDA 3.6 31

Reconciliation of Free Cash Flow Conversion 32 (Unaudited) Three Months Ended September 30, 2022 Three Months Ended September 30, 2021(Dollars in thousands) Net income $ 388,037 $ 451,463 Cash flow from operations $ 457,358 $ 424,359 Capital Expenditures (83,555) (48,203) Free cash flow $ 373,803 $ 376,156 Free cash flow conversion (free cash flow / net income) 96% 83%

Supplemental Sales Information Global Technology Platforms (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2022 2021 Net sales Diversified Industrial: Motion Systems $ 906,014 $ 828,672 Flow and Process Control 1,204,464 1,085,423 Filtration and Engineered Materials 1,376,295 1,256,056 Aerospace Systems 746,002 592,658 Total $ 4,232,775 $ 3,762,809 33

Reconciliation of EPS FY23 Initial Guidance Issued August 2022 34 (Unaudited) (Amounts in dollars) Fiscal Year 2023 Forecasted earnings per diluted share $16.13 to $16.93 Adjustments: Business realignment charges 0.26 Acquisition-related intangible asset amortization expense 2.30 Tax effect of adjustments1 (0.59) Adjusted forecasted earnings per diluted share $18.10 to $18.90 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.

Reconciliation of EPS FY23 Revised Guidance Issued November 2022 (Unaudited) (Amounts in dollars) Fiscal Year 2023 Forecasted earnings per diluted share $12.85 to $13.55 Adjustments: Business realignment charges 0.27 Costs to achieve 0.54 Acquisition-related intangible asset amortization expense 4.00 Acquisition-related expenses 2.54 Loss on deal-contingent forward contracts 3.00 Gain on Aircraft Wheel & Brake divestiture (2.87) Tax effect of adjustments1 (1.73) Adjusted forecasted earnings per diluted share $18.60 to $19.30 1This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 35